Quality government bonds
can add diversification to
your portfolio.

COLONIAL GOVERNMENT FUNDS       ANNUAL REPORT, AUGUST 31, 1997


o COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
o COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
o COLONIAL FEDERAL SECURITIES FUND

President's Message

What's inside:
o    It's been a good market
     environment for bonds.

o    Management strategies that
     helped the Funds beat their
     respective peer averages
     during the 12-month period.

o    Your Fund's holdings
     and recent increases in
     investment flexibility.

---------------------------------
 Not FDIC       May Lose Value
  Insured      No Bank Guarantee
---------------------------------



DEAR SHAREHOLDERS

[photo -- Cogger]   During the last year, the U.S. has been experiencing a very unusual economic environment: Strong economic growth with low inflation. This has resulted in a prolonged
"honeymoon" period for U.S. markets.

This stronger-than-expected economic growth caused some concern in fixed-income markets that the Federal Reserve Board might take action. And, indeed, the Fed did raise interest rates slightly in March as a preemptive strike against inflation. Despite the March increase, the general trend for interest rates was down over the year in response to low inflation.

Your Funds were positioned to take advantage of this declining interest rate environment. First, the managers actively managed the Funds' sensitivity to interest rate fluctuations. They also invested heavily in mortgage-backed securities, which tend to benefit from low volatility. These strategies worked well; for the year ended August 31, 1997, Class A shares achieved the following pre-load total returns:

o Colonial Short Duration U.S. Government Fund - 6.79%
o Colonial Intermediate U.S. Government Fund - 8.64%
o Colonial Federal Securities Fund - 10.25%(1)

We thank you for giving us the opportunity to help you meet your financial goals, and we hope to continue serving you in the years to come. Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger, President
October 13, 1997

(1) Colonial Federal Securities Fund changed its fiscal year-end from October 31 to August 31 in 1997. The Fund's total return for the 10-month period was 5.31%.

     Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

Portfolio Managers' Report

A GOOD MARKET ENVIRONMENT FOR BONDS

WHEN YOU LOOK AT BOTH RISK AND RETURN, TREASURY BONDS HAVE BEEN ATTRACTIVE FOR SEVERAL REASONS.

1. REAL RATES OF RETURN HAVE BEEN HIGH. While current interest rates seem low, they are high relative to inflation. When compared to other periods in history, current inflation-adjusted interest rates are attractive, as shown in the chart below.

2. U.S. RATES ARE ATTRACTIVE TO FOREIGN INVESTORS. Compared to interest rates in many other parts of the world, U.S. rates have remained high, drawing foreign investors. In fact, between December of 1996 and July of this year, foreign ownership of U.S. Treasurys increased by $124 billion.

3. WE EXPECT THE TREND OF FEWER GOVERNMENT BOND ISSUES TO CONTINUE. As the deficit decreases, the Treasury has issued fewer bonds. If this trend continues, and the supply of Treasurys drops, demand for these bonds may enable the government to pay lower interest rates. In a low interest rate environment accompanied by decreased supply and strong foreign demand, prices could rally, producing attractive total returns.


INFLATION VS. A 10-YEAR TREASURY NOTE 1987 TO 1997
Today's interest rates may seem low. However, when you compare interest rates to inflation over the last 10 years, you will see that your post-inflation return -- or real rate of return -- is higher today than when interest rates were over 8% in the early '90s.

10 YEAR TREASURY          INFLATION

     6.34                    2.2
     6.01                    2.2
     6.5                     2.3
     6.66                    2.2
     6.72                    2.5
     6.9                     2.8
     6.55                    3
     6.49                    3
     6.42                    3.3
     6.04                    3.3
     6.34                    3
     6.7                     3
     6.94                    2.9
     6.79                    3
     6.71                    2.8
     6.85                    2.9
     6.67                    2.9
     6.33                    2.8
     6.1                     2.7
     5.58                    2.7
     5.57                    2.5
     5.74                    2.6
     6.02                    2.8
     6.18                    2.5
     6.28                    2.6
     6.43                    2.8
     6.2                     3
     6.28                    3.2
     7.05                    3.1
     7.2                     2.9
     7.2                     2.9
     7.58                    2.8
     7.82                    2.7
     7.91                    2.7
     7.81                    2.6
     7.6                     3
     7.17                    2.9
     7.11                    2.8
     7.32                    2.5
     7.15                    2.3
     7.04                    2.4
     6.74                    2.5
     6.13                    2.5
     5.64                    2.5
     5.79                    2.7
     5.82                    2.7
     5.43                    2.8
     5.38                    2.7
     5.45                    2.8
     5.81                    2.8
     5.78                    3
     6.15                    3.2
     6.01                    3.2
     6.02                    3.1
     6.02                    3.2
     6.36                    3.3
     6.69                    2.9
     6.94                    3
     6.79                    3.2
     6.35                    3
     6.6                     3.1
     6.71                    3.2
     7.12                    3.1
     7.32                    3
     7.58                    3.2
     7.53                    3.2
     7.25                    2.8
     7.27                    2.6
     6.7                     3.1
     7.38                    3
     7.46                    2.9
     7.45                    3.4
     7.82                    3.8
     8.15                    4.4
     8.23                    4.7
     8.06                    5
     8.01                    4.9
     8.06                    4.9
     8.03                    5.3
     8.01                    5.7
     8.07                    6.1
     8.25                    6.3
     8.62                    6.3
     8.79                    6.2
     8.85                    5.6
     8.34                    4.8
     8.41                    4.7
     8.6                     4.4
     9.02                    4.7
     8.63                    5.2
     8.52                    5.3
     8.42                    5.2
     7.93                    4.6
     7.83                    4.7
     7.91                    4.5
     8.29                    4.3
     8.25                    4.7
     7.8                     5
     8.08                    5.2
     8.6                     5.4
     9.05                    5.1
     9.27                    5
     9.3                     4.8
     8.98                    4.7
     9.14                    4.4
     9.05                    4.2
     8.64                    4.2
     8.94                    4.2
     9.24                    4
     9.1                     4.1
     8.87                    4
     9.15                    3.9
     8.89                    3.9
     8.54                    3.9
     8.15                    3.9
     8.26                    4
     8.86                    4.4
     8.97                    4.5
     8.88                    4.5
     9.59                    4.4
     8.97                    4.3

Source: Bloomberg -- all rights reserved.

Portfolio managers' report

WHAT IS DURATION?
Duration is a measure of a bond
mutual fund's price sensitivity to
interest rate movements. It is a
mathematical calculation that
assesses such factors as the
maturities of the bonds in a fund's
portfolio, coupon rates and how
often they are paid, and prevailing
market interest rates. In government
bond funds, interest rate risk is the
primary consideration. Therefore,
the specific benefits and risks of
these funds vary by their duration.

DURATION MANAGEMENT HELPS FUNDS BEAT PEERS

AS WE ENTERED 1997, OUR ANALYSIS SUGGESTED THAT INTEREST RATES SHOULD NOT RISE SIGNIFICANTLY. In fact, in the spring of 1997 we believed they had peaked and adjusted the portfolios to benefit by increasing their duration. When our analysis proved correct, the Funds performed well in a rallying bond market. Each Fund generated price gains consistent with its respective risk profile.

WE INVESTED HEAVILY IN MORTGAGE-BACKED SECURITIES BECAUSE THESE SECURITIES TEND TO DO WELL IN A STABLE RATE ENVIRONMENT. This stable interest rate environment combined with active duration management helped mortgage-backed securities outperform Treasurys during the year.

WE TOOK ADVANTAGE OF INTEREST RATE PEAKS AND VALLEYS. When we felt rates were bottoming out, we took a conservative stance, lowering interest rate risk to reduce losses. Then, as rates peaked in April 1997 and were on the verge of falling, we aggressively increased duration in anticipation of declining rates and rallying bond prices. In fact, the Federal Reserve Board did not raise rates again, and the bond market rallied from April through July. Consequently, all of Colonial's government bond funds beat their respective Lipper peer group average for the 12 months ended September 30, 1997.

LIPPER RANKINGS AS OF SEPTEMBER 30, 1997

          COLONIAL SHORT DURATION          COLONIAL INTERMEDIATE U.S.        COLONIAL FEDERAL
           U.S. GOVERNMENT FUND                GOVERNMENT FUND               SECURITIES FUND

               Rank out of                        Rank out of                   Rank out of
          total number of funds              total number of funds         total number of funds

1 year             16th                               55th                          23rd
                 out of 65                          out of 122                   out of 180
-------------------------------------------------------------------------------------------------

3 years            10th                               48th                          25th
                 out of 52                          out of 89                    out of 133
-------------------------------------------------------------------------------------------------

5 years            n/a                                24th                          11th
                                                    out of 45                    out of 79
-------------------------------------------------------------------------------------------------

10 years           n/a                                 n/a                           6th
                                                                                 out of 49
-------------------------------------------------------------------------------------------------


These rankings are as of month-end as
calculated by Lipper Analytical Services, Inc.
Rankings are based on total returns for Class A shares, and reflect reinvestment of dividends and capital gains and do not assume deduction of sales charges.

Portfolio managers' report

--------------------------------------------------------------------------------

THE ECONOMY HAS BEEN RIDING A WAVE OF STRONG GROWTH COMBINED WITH LOW INFLATION. In this environment, the bond market rallied as interest rates declined. This has resulted in strong total returns across bond markets. Stocks have also produced impressive returns, and investors who took on the additional risk of the stock market were rewarded during this period.

A CENTRAL TENET OF PORTFOLIO THEORY IS THAT DIVERSIFICATION REDUCES RISK. HISTORICAL EXPERIENCE SHOWS THAT GOVERNMENT BONDS PROVIDED A HIGHER AVERAGE TOTAL RETURN THAN LARGE-CAP STOCKS IN BEAR MARKETS SINCE 1929(1). Even in a strong growth market, such as the last 10 years, having a portion of your portfolio invested in bonds would have provided returns similar to stocks, with reduced risk as shown in the chart below.




SIMILAR RETURN WITH REDUCED VOLATILITY
Historically, diversifying a hypothetical stock portfolio with 25% government bonds has provided 95% of the return of the stock market and has reduced volatility by almost 20% over the last 10 years.

[graphic omitted -- bar chart]

               100% large-cap stocks         75% large-cap stocks, 25% bonds

Total Return          13.87%                            13.15%

Risk                  14.38%                            11.60%


(1) Bear market is defined as a price-only change of at least 20% over a six-month period. Colonial's government bond funds invest a portion of their portfolios in bonds with significantly shorter durations than long-term government bonds.
Stocks are represented by the Standard & Poor's
500 Index. Long-term bond performance was provided by Ibbotson Associates. Volatility is measured by standard deviation. Both returns and volatility are annualized and cover the 10-year period ended 8/31/97. Unlike mutual funds, indexes are not investments, do not incur fees and it is not possible to invest in an index.
These results do not represent past, current or future performance of any fund. Past performance cannot guarantee future results.

Portfolio managers' report

YOUR MANAGEMENT TEAM
Leslie W. Finnemore, Ann T. Peterson
and William C. Hill are vice presidents of Colonial Management Associates, Inc.
Ms. Finnemore has served as manager
or co-manager of Colonial Short
Duration U.S. Government Fund and
Colonial Intermediate U.S. Government
Fund since inception and Colonial
Federal Securities Fund since 1993.
Ms. Peterson has managed or
co-managed Colonial Short Duration
U.S. Government Fund since 1993. Prior
to 1993, she was an associate portfolio
manager and taxable bond analyst
for the firm. Prior to joining Colonial in 1996, Mr. Hill was a mortgage analyst.
Together, they have more than
32 years' experience in professional
money management.


--------------------------------------------------------------------------------
AS A MUTUAL FUND INVESTOR, YOU CAN TAKE ADVANTAGE OF PROFESSIONAL EXPERTISE,
NOT ONLY IN SELECTING A DIVERSIFIED PORTFOLIO OF BONDS, BUT ALSO IN ACTIVELY MANAGING THE PORTFOLIO TO REDUCE RISK. Interest rate risk is the chance that interest rates will rise, causing existing bonds to lose principal value. As portfolio managers, we work to anticipate and respond to interest rate changes and adjust each Fund's portfolio within its duration range. We also make adjustments in sector weightings to manage the overall credit and interest rate risk/return potential of each Fund.

COLONIAL PROVIDES THREE DIFFERENT GOVERNMENT BOND PORTFOLIOS, EACH FOCUSED ON A DIFFERENT DURATION RANGE. Colonial Short Duration U.S. Government Fund is the most conservative of the three Funds and is managed for low price volatility. Colonial Intermediate U.S. Government Fund has a slightly longer duration and is designed to offer increased return potential with slightly more risk. Colonial Federal Securities Fund has the longest duration, greatest long-term return potential and highest risk to principal. It also has the flexibility to invest up to 35% of the portfolio in conservative, investment-grade quality, non-government securities.

/s/Leslie W. Finnemore        /s/Ann T. Peterson      /s/William C. Hill
   Leslie W. Finnemore           Ann T. Peterson         William C. Hill



COLONIAL'S GOVERNMENT BOND FUNDS
Over time, you can expect a longer duration fund to deliver more return, but it also carries more risk.

[graphic omitted -- chart]

                              Total Return Potential        Duration Range
Colonial Short Duration
U.S. Government Fund                    6.79%              Less than 3 years

Colonial Intermediate
U.S. Government Fund                    8.64%               2.5 - 5.5 years

Colonial Federal
Securities Fund                        10.25%               4.5 - 7.5 years



Source: Colonial Management Associates.
Results shown are Class A share total returns for one year versus the duration range for each Fund. Interest rates generally declined during the period. While you can expect longer duration funds to produce better returns over the long term, short-term results may vary significantly. Past performance cannot predict future results.

Fund Facts: 8/31/97

DURATION
1.37 years

LAST 12 MONTHS' DISTRIBUTIONS
Class A                  $0.551
----------------------------------
Class B                  $0.487
----------------------------------
Class C                  $0.532
----------------------------------

SEC YIELD (1)
Class A                   5.57%
----------------------------------
Class B                   5.09%
----------------------------------
Class C                   5.61%
----------------------------------

AVERAGE LIFE BREAKDOWN
(As a percentage of net assets)

0 - 2 years              44.36%
----------------------------------
2 - 4 years               9.97%
----------------------------------
4 - 6 years              30.40%
----------------------------------
6 - 8 years              12.66%
----------------------------------
8 - 10 years              0.85%
----------------------------------
More than 10 years        1.76%
----------------------------------

SECTOR BREAKDOWN
(As a percentage of net assets)

[pie chart omitted]

Adjustable Rate
Mortgage Securities - 28.50%

Cash & Other - 26.32%

Treasury Securities - 16.79%

Fixed-rate Mortgage
Securities - 16.40%

Other Agency
Securities - 11.99%


COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

INVESTING EXCLUSIVELY IN U.S. GOVERNMENT SECURITIES, THIS FUND IS DESIGNED FOR RELATIVELY LOW VOLATILITY. IT IS THE MOST CONSERVATIVE OF COLONIAL'S THREE GOVERNMENT FUNDS, DESIGNED FOR RISK-AVERSE INVESTORS OR THOSE WITH A SHORT-TERM TIME HORIZON.

Formerly called Colonial Adjustable Rate U.S. Government Fund, the Fund expanded its investment flexibility in January to allow greater investment in fixed-rate securities. This gave us more versatility to seek relative value, while maintaining the same general risk profile. We concentrated on selecting securities that we expected to offer greater returns without significantly increased risk.

Because we believed interest rate fluctuations would remain muted during the year, we invested a significant portion of your portfolio in mortgage-backed securities which perform well in that environment. With our expanded investment flexibility, we decreased the amount of adjustable-rate mortgages while increasing our investments in fixed-rate mortgages. The rest of the portfolio was invested in cash, Treasurys, and government agency bonds. These securities provided the flexibility to adjust the duration of the portfolio to take advantage of interest rate changes.

The Fund's expanded investment flexibility, mortgage-backed concentration and duration management all contributed to the portfolio's strong performance results.



PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/1/92 - 8/31/97

  MOP              NAV            LEHMAN         GOVT

9675             10000            10000          10000
9666.33          9991.04          9943           9936
9666.25          9990.96          9932           9921
9724.78          10051.5          10021          10003
9773.71          10102            10126          10104
9832.21          10162.5          10206          10183
9860.34          10191.6          10238          10210
9908.41          10241.2          10300          10267
9916.86          10250            10275          10255
9973.83          10308.9          10351          10329
9998.89          10334.8          10374          10356
10044.2          10381.6          10460          10431
10059.3          10397.2          10494          10456
10083.2          10421.9          10517          10472
10075.1          10413.5          10519          10463
10107.7          10447.3          10560          10501
10161            10502.3          10626          10568
10163.1          10504.5          10562          10502
10113.8          10453.6          10508          10427
10055.6          10393.4          10468          10389
10069.4          10407.7          10482          10398
10083.5          10422.3          10509          10413
10129.1          10469.3          10603          10489
10164.7          10506.1          10638          10516
10149            10489.9          10614          10496
10149.1          10490            10638          10516
10138.5          10479            10594          10484
10191.7          10534            10615          10506
10310.1          10656.4          10759          10626
10438.9          10789.6          10906          10754
10546.6          10900.9          10967          10810
10632.9          10990.1          11065          10892
10753.5          11114.7          11254          11059
10800.3          11163.1          11315          11110
10814.6          11177.9          11360          11141
10883.8          11249.4          11427          11208
10956.7          11324.7          11483          11260
11028.8          11399.3          11578          11342
11112.5          11485.8          11677          11432
11179.8          11555.3          11765          11514
11247.4          11625.2          11865          11593
11246.2          11624            11819          11551
11231.6          11608.9          11810          11542
11272.8          11651.5          11821          11554
11314.1          11694.2          11848          11568
11390.4          11773            11934          11643
11445.3          11829.7          11980          11685
11490.1          11876.1          12024          11714
11570.1          11958.8          12134          11810
11674.1          12066.3          12270          11925
11765.2          12160.4          1236l          12011
11773.4          12168.9          12363          12008
11839            12236.7          12422          12062
11880.9          12280            12452          12092
11886.9          12286.2          12443          12081
11977.6          12379.9          12544          12171
12056.5          12461.5          12632          12244
12135.7          12543.3          12718          12320
12252.2          12663.8          12857          12447
12271            12683            12871          12455


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97

SHARE CLASS            A                  B                 C
INCEPTION           10/1/92             2/1/93            1/4/95

                  NAV     MOP        NAV   w/CDSC      NAV   w/CDSC
---------------------------------------------------------------------
1 year           6.89%   3.42%      6.21%   2.21%     6.69%   5.69%
---------------------------------------------------------------------
Since inception  5.03%   4.34%      4.50%   4.50%     7.04%   7.04%
---------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the maximum offering price per share. If the advisor had not borne certain expenses, the yields would have been 3.97% for Class A, 3.44% for Class B and 3.95% for Class C and returns would have been lower.

A $10,000 investment in Class B shares made on 2/1/93 (inception), at net asset value (NAV) would have grown to $12,188 on 8/31/97 and Class C shares made on 1/4/95 (inception), NAV would have grown to $11,960 on 8/31/97. The Lehman Brothers ARM Index, used in prior annual reports, was changed as a result of the Fund's expanded investment flexibility, and a hypothetical $10,000 investment made on 10/1/92, would have grown to $13,259 on 8/31/97. The Fund's current and former indexes are unmanaged and track the performance of short-term U.S. government securities and ARM securities, respectively. The Lipper Short U.S. Government Fund Average is the average return of funds in the Lipper Short U.S. Government Fund category. Unlike mutual funds, indexes are not investments, do not incur fees or charges, and it is not possible to invest in indexes.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include the maximum sales charge of 3.25% for Class A shares. The CDSC returns reflect the maximum charge of 4% for one year for Class B shares and 1% for one year for Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Fund Facts: 8/31/97

DURATION
4.31 years

LAST 12 MONTHS' DISTRIBUTIONS
Class A                 $0.398
----------------------------------
Class B                 $0.349
----------------------------------
Class C (1)             $0.030
----------------------------------

SEC YIELD (2)
Class A                  5.77%
----------------------------------
Class B                  5.29%
----------------------------------
Class C                  5.46%
----------------------------------

AVERAGE LIFE BREAKDOWN
(As a percentage of net assets)
0 - 5 years             55.06%
----------------------------------
5 - 10 years            35.58%
----------------------------------
10 - 15 years            2.24%
----------------------------------
15 - 20 years            0.49%
----------------------------------
20 - 25 years            4.25%
----------------------------------
25 - 30 years            2.38%
----------------------------------

SECTOR BREAKDOWN
(As a percentage of senior securities)

[pie chart omitted]

FNMAs - 41.92%
Treasury Securities - 26.57%
GNMAs - 25.50%
FHLMCs - 3.43%
SBA - 2.58%


COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND

THE FUND MAINTAINS A CONSERVATIVE PORTFOLIO INVESTED EXCLUSIVELY IN GOVERNMENT SECURITIES, WITH A RISK PROFILE SIMILAR TO A FIVE-YEAR TREASURY. IN APRIL, THE TRUSTEES APPROVED A CHANGE IN THE FUND'S NAME, ADDING THE WORD "INTERMEDIATE" TO BETTER REFLECT ITS INTEREST RATE SENSITIVITY AND INVESTMENT HORIZON.

We attribute much of the Funds strong performance this past year to its high weighting in mortgage-backed securities. We invested from 65% to 90% of the portfolio in these securities, which typically perform well in times of low interest rate volatility. Over the year, mortgage-backed securities provided better returns than Treasurys, helping to buffer Fund performance when interest rates increased in the first quarter, while still performing well when rates later declined.

The Treasury securities in the portfolio were used to manage the Fund's interest rate sensitivity, adjusting the duration of the Fund to take advantage of interest rate changes when possible. We increased the Fund's sensitivity when interest rates were peaking, to lock in higher rates before they fell. When rates were low, we reduced the Fund's sensitivity to interest rates in anticipation of rising interest rates.



PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/31/87 - 8/31/97

  MOP             NAV             LEHMAN         GOVT

9525             10000            10000          10000
9849.68          10340.9          10060          10087
9947.95          10444            10158          10185
10224.2          10734.1          10410          10489
10351.8          10868.1          10521          10603
10300.8          10814.4          10476          10530
10316.1          10830.5          10458          10486
10289            10802.1          10408          10425
10489.2          11012.3          10578          10634
10456.8          10978.3          10546          10601
10467.2          10989.1          10560          10615
10608.8          11137.8          10743          10813
10766.4          11303.3          10891          10964
10703.9          11237.7          10797          10883
10655.8          11187.1          10808          10878
10757.2          11293.6          10915          11005
10723            11257.8          10869          10960
10734            11269.2          10920          10994
10945.4          11491.2          11140          11190
11142.3          11698            11355          11430
11361            11927.5          11645          11709
11487            12059.9          11881          11919
11423.4          11993            11721          11789
11455.1          12026.4          11777          11834
11616.8          12196.1          12024          12086
11714.6          12298.8          12143          12199
11780.3          12367.8          12178          12229
11730.8          12315.7          12103          12117
11798            12386.4          12147          12165
11831.4          12421.5          12162          12167
11848.4          12439.3          12121          12092
12071.2          12673.2          12381          12391
12192.3          12800.3          12543          12549
12384.3          13001.9          12719          12730
12331.5          12946.5          12673          12639
12402.2          13020.6          12787          12740
12545            13170.6          12965          12900
12761.5          13397.9          13160          13146
12920.9          13565.3          13342          13327
13044.5          13695            13479          13473
13114.4          13768.3          13561          13559
13203.1          13861.5          13636          13625
13311.4          13975.2          13777          13755
13402.1          14070.5          13855          13838
13454.8          14125.8          13866          13825
13604.1          14282.5          14016          13998
13754.9          14440.8          14282          14295
13926.5          14621            14525          14539
14020.5          14719.6          14691          14700
14134.8          14839.7          14864          14855
14354.9          15070.8          15225          15231
14293.4          15006.2          15078          15042
14353.5          15069.3          15125          15120
14331.9          15046.7          15065          15015
14413.7          15132.5          15200          15132
14579.3          15306.4          15427          15396
14698.6          15431.6          15649          15608
14755.6          15491.5          15949          15908
14919.4          15663.4          16112          16071
15020            15769            16334          16268
14971            15717.5          16138          16056
14964.5          15710.7          16070          16009
15078.5          15830.4          16280          16211
15215.3          15974            16582          16511
15330.5          16095            16827          16763
15380            16147            16889          16826
15474.3          16246            17021          16950
15501.8          16274.8          16974          16937
15680.8          16462.8          17220          17239
15724.3          16508.5          17255          17296
15836.5          16626.2          17512          17563
15880.3          16672.3          17583          17614
15901.7          16694.7          17624          17666
15829.6          16619.1          17537          17512
15932.6          16727.1          17610          17605
16083.5          16885.6          17784          17811
15928            16722.3          17540          17504
15629.1          16408.5          17284          17124
15519.5          16293.4          17172          16960
15528.8          16303.2          17184          16895
15514.2          16287.9          17188          16856
15718.2          16502.1          17413          17095
15752.7          16538.2          17464          17105
15664.9          16446.1          17320          16902
15675.1          16456.8          17323          16872
15610.7          16389.1          17246          16800
15649.2          16429.6          17302          16895
15913.6          16707.2          17584          17173
16180.1          16987            17923          17524
16269.9          17081.2          18022          17618
16462.1          17283            18231          17834
16911.6          17754.9          18745          18431
16998.8          17846.5          18864          18551
17009.8          17858.1          18873          18514
17150.5          18005.8          19029          18703
17318.1          18181.7          19156          18857
17512.8          18386.2          19366          19075
17761.6          18647.4          19602          19328
17985.7          18882.6          19796          19558
18130.6          19034.8          19963          19692
17818.8          18707.4          19752          19389
17694.7          18577.1          19662          19264
17598.2          18475.8          19604          19163
17527.3          18401.4          19594          19117
17730.9          18615.1          19793          19326
17768.8          18654.8          19855          19373
17752.7          18638            19877          19356
10842.5          18942.3          20134          19645
18362            19277.7          20464          20016
18655.5          19585.8          20711          20319
18493.3          19415.5          20600          20166
18586.6          19513.5          20679          20231
18594.8          19522.1          20713          20253
18401.5          19319.1          20595          20057
18640.5          19570.1          20827          20323
18793.7          19730.9          20989          20486
19005.5          19953.3          21169          20697
19425.2          20394            21559          21174
19286            20248            21477          21021


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97

SHARE CLASS               A                   B                      C
INCEPTION             10/13/87              6/8/92            8/1/97(cumulative)

                    NAV     MOP          NAV     w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------------
1 year             8.25%   3.11%        7.45%     2.45%         -        -
--------------------------------------------------------------------------------
5 years            5.39%   4.37%        4.61%     4.29%         -        -
--------------------------------------------------------------------------------
Since inception    7.46%   6.94%        4.87%     4.73%       0.45%    (0.55)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) Class C shares became available on 8/1/97.

(2) SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the maximum offering price per share.

A $10,000 investment in Class B shares made on 6/8/92 (inception), at net asset value (NAV) would have grown to $12,726 on 8/31/97. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,632. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. The Lipper Intermediate U.S. Government Bond Fund Average is the average return of funds in the Lipper Intermediate U.S. Government Fund category. Unlike mutual funds, indexes are not investments, do not incur fees or charges, and it is not possible to invest in indexes.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charge of 5% for one year, 2% for 5 years and 1% since inception for Class B shares and 1% since inception for Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Fund Facts: 8/31/97

DURATION
6.04 years

LAST 10 MONTHS' DISTRIBUTIONS (1)
Class A                 $0.552
----------------------------------
Class B                 $0.487
----------------------------------
Class C (2)             $0.050
----------------------------------

SEC YIELD (3)
Class A                  6.23%
----------------------------------
Class B                  5.77%
----------------------------------
Class C                  5.98%
----------------------------------

AVERAGE LIFE BREAKDOWN
(As a percentage of net assets)
0 - 5 years             23.05%
----------------------------------
5 - 10 years            49.54%
----------------------------------
10 - 15 years            6.12%
----------------------------------
15 - 20 years           16.64%
----------------------------------
20 - 25 years            4.65%
----------------------------------

SECTOR BREAKDOWN
(As a percentage of senior securities)

Treasury Securities - 30.20%
FNMAs - 30.17%
FHLMCs - 19.03%
WL/ABS - 9.36%
CMO - 5.69%
GNMAs - 5.55%



COLONIAL FEDERAL SECURITIES FUND

THE FUND INVESTS PRIMARILY IN MORTGAGE AND TREASURY SECURITIES AND IS DESIGNED FOR THE INVESTOR WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THE ADDITIONAL RETURN POTENTIAL OF LONGER-TERM SECURITIES. THE FUND OFFERS THE HIGHEST RETURN POTENTIAL OF COLONIAL'S THREE GOVERNMENT FUNDS.

In February, we expanded the Fund's investment flexibility to allow the limited purchase of non-government securities. The move was made to help improve the Fund's total return potential and increase diversification to help offset risk. We maintained a conservative position, with only 9.36% of the portfolio invested in this asset class as of August 31, 1997. Despite their relatively modest weighting, these issues have added value and income benefits to shareholders.

We held high weightings in mortgage-backed securities throughout the year. Mortgage-backed securities tend to perform well in stable rate environments and outperformed Treasurys by a significant margin for most of the period.

The combination of increased investment flexibility, high weightings in mortgage-backed securities and active duration management helped the Fund perform in the top quartile of its Lipper peer group of similar funds for 1, 3, 5 and 10 years.



PERFORMANCE OF A $10,000 INVESTMENT FOR CLASS A SHARES 8/31/87 - 8/31/97

                                                 GEN
  MOP             NAV             LEHMAN         GOVT

9525             10000            10000          10000
9690.27          10173.5          10230          10145
10410            10929.1          10698          10730
9932.17          10427.5          10584          10503
10234.1          10744.5          10738          10678
10696.2          11229.6          10979          10960
10831.6          11371.8          11052          11020
11353.5          11919.6          11547          11502
11658.4          12239.8          11918          11868
12185.8          12793.5          12348          12278
11904.6          12498.2          12352          12165
12106.9          12710.7          12590          12368
12105.9          12709.6          12887          12523
12802.5          13440.9          13382          13077
13219.7          13878.9          13790          13490
13452.3          14123.2          10488          13736
13909.5          14603.1          14523          14188
14439            15159.1          15114          14691
14825.1          15564.4          15381          15008
15044.3          15794.5          15687          15258
15631.2          16410.8          16384          15919
15670.4          16451.9          16341          15885
16764.8          17600.9          17111          16764
17006.4          17854.5          17261          16933
17841.1          18730.8          17807          17735
17754.3          18639.7          17833          17604
17677.3          18558.8          17836          17532
16925.8          17769.9          17474          16875
17180.4          18037.2          17759          17083
16733.4          17567.9          17537          16760
17714.7          18598.1          18225          17550
18887.8          19829.7          19061          18536
19142.7          20097.3          19350          18789
19979.1          20975.5          19933          19571
19856.6          20846.8          20085          19476
19253.2          20213.4          19925          19088
19486.5          20458.3          20213          19275
20803.8          21841.3          21061          20417
20578.5          21604.7          21062          20221
20808.7          21846.4          21343          20418
21483            22554            21839          21001


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97

SHARE CLASS              A                   B                  C
INCEPTION             3/30/84              6/8/92        8/1/97(CUMULATIVE)

                    NAV      MOP        NAV    w/CDSC      NAV     w/CDSC
--------------------------------------------------------------------------------
1 year             9.84%    4.62%      9.03%    4.03%       -        -
--------------------------------------------------------------------------------
5 years            6.70%    5.66%      5.91%    5.60%       -        -
--------------------------------------------------------------------------------
10 years           9.02%    8.49%        -        -         -        -
--------------------------------------------------------------------------------
Since inception    9.41%    9.01%      6.43%    6.29%      0.28%   (0.71)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1)The Fund's fiscal year-end changed from October 31 to August 31 in 1977.

(2)Class C shares became available on 8/1/97.

(3)SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the maximum offering price per share.

A $10,000 investment in Class B shares made on 6/8/92 (inception), at net asset value (NAV) would have grown to $13,712 on 8/31/97. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $13,614. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. The Lipper General U.S. Government Bond Fund Average is the average return of funds in the Lipper General U.S. Government Fund category. Unlike mutual funds, indexes are not investments, do not incur fees or charges, and it is not possible to invest in indexes.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charge of 5% for one year, 2% for 5 years and 1% since inception for Class B shares and 1% since inception for Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

INVESTMENT PORTFOLIOS

August 31, 1997 (In Thousands)

COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS--73.7%                   PAR         VALUE
--------------------------------------------------------------------------------

GOVERNMENT AGENCIES -- 56.9%

            MATURITIES
COUPON       FROM /TO
----------------------

FEDERAL HOME LOAN MORTGAGE CORP.:

Adjustable Rate Mortgage: (a)
6.579%         2018                $  162        $  162
6.659%         2018                   226           226
7.367%         2019                   258           263
                                               --------
                                                    651
                                               --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION:

Fixed Rate Note,
6.240%         2000                   400           400
                                               --------

Fixed Rate Mortgage:
6.000%         2000                   499           487
6.500%         2005    (b)            500           493
7.500%         2027    (b)            500           505
9.500%         2006                   164           173
                                               --------
                                                  1,658
                                               --------

Adjustable Rate Mortgage: (a)
6.114%         2027                   170           168
7.194%         2020                   158           163
7.376%         2019                   236           244
7.459%         2023                   257           262
7.581%         2019                   159           166
7.655%         2017                   117           120
7.836%         2022                   202           207
8.118%         2019                   263           278
                                               --------
                                                  1,608
                                               --------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:

Fixed Rate Mortgage,
9.000%         2009                   238           255
                                               --------

Adjustable Rate Mortgage: (a)
7.125%         2022                    55            56
7.375%         2022                   545           561
7.375%         2023                   435           449
                                               --------
                                                  1,066
                                               --------

STUDENT LOAN MARKETING ASSOCIATION,

Weekly Floating Rate Note, (a)
5.420%         1999                 1,000           999
                                               --------

TOTAL GOVERNMENT
AGENCIES (COST OF $6,614)                         6,637
                                               --------

GOVERNMENT OBLIGATIONS--16.8%
U.S. TREASURY BONDS:
8.125%         02/15/19               130           151
8.875%         08/15/19                43            54
                                               --------
                                                    205
                                               --------

U.S. TREASURY NOTES:
5.750%         12/31/98   (c)      $  415        $  414
5.875%         10/31/98   (c)         280           280
5.875%         01/31/99               265           265
6.125%         12/31/01   (c)          63            63
6.250%         06/30/02               130           130
6.500%         05/31/01   (c)         498           503
6.875%         05/15/06                96            99
                                               --------
                                                  1,754
                                               --------

TOTAL GOVERNMENT

OBLIGATIONS (COST OF $1,957)                      1,959
                                               --------

TOTAL INVESTMENTS (COST OF $8,571) (D)            8,596
                                               --------


SHORT-TERM OBLIGATIONS - 34.1%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
6.500% (e)     9/02/97              1,662         1,662

Repurchase agreement with Greenwich
Capital Markets dated 08/29/97, due
09/02/97 at 5.530%, collateralized
by U.S. Treasury bonds & notes
with various maturities to 2025,
market value $2,366
(repurchase proceeds $2,317)        2,316         2,316
                                               --------
                                                  3,978
                                               --------

OTHER ASSETS & LIABILITIES, NET - (7.8)%          (908)
                                               --------

Net Assets - 100.0%                             $11,666
                                               ========

Notes To Investment Portfolio:

(a) Interest rates on variable rate securities change periodically. The rates listed are as of August 31, 1997.
(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) These securities, with a total market value of $1,260 are being used to collateralize the delayed delivery purchases indicated in note (b) above.
(d)  Cost for federal income tax purposes is approximately the same.
(e)  Rate represents yield at date of purchase.


COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS--105.5%                   PAR          VALUE
--------------------------------------------------------------------------------

GOVERNMENT AGENCIES -- 77.5%
            MATURITIES
COUPON       FROM /TO
----------------------

FEDERAL HOME LOAN MORTGAGE CORP.:
7.500%      2007-2016             $    1,394    $    1,424
8.000%      2003-2016                 14,595        15,057
8.500%      2007-2017                  3,585         3,780
8.750%      2005-2013                  1,456         1,535
9.000%      2001-2018                  2,957         3,150
9.250%      2008-2019                  5,108         5,458
9.500%      2005-2016                  2,008         2,160
9.750%           2016                    125           134
10.000%          2019                  2,392         2,619
10.250%     2009-2016                  1,589         1,734
10.500%     2009-2021                  2,491         2,756
11.250%     2005-2016                  2,912         3,268
12.000%          2014                      1             1
                                  ----------    ----------
                                                    43,076
                                                ----------

See notes to financial statements.

INVESTMENT PORTFOLIO CIUSGF CONT.

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
6.000%      2008-2026    (a)      $  121,702    $  117,446
6.500%      2007-2026    (b)         244,828       239,913
7.000%      2007-2027    (b)          77,457        77,000
7.500%      2006-2027 (a)(b)          42,548        42,998
8.000%      2008-2009                  2,689         2,782
8.250%           2008                    804           826
8.500%      2003-2021                  7,708         8,080
9.000%      2002-2022                 21,528        22,780
10.000%     2001-2006                  8,949         9,614
10.500%     2010-2016                  4,229         4,683
11.000%          2015                    930         1,055
                                  ----------    ----------
                                                   527,177
                                                ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
6.500%      2023-2024                  7,444         7,231
7.000%      2022-2024                 23,916        23,722
7.500%           2007                    421           430
8.000%      2004-2025                 10,675        10,953
8.500%      2017-2026                  4,176         4,301
8.750%      2021-2022                  2,254         2,445
8.850%      2018-2020                  4,572         4,774
9.000%      2008-2025                 24,884        26,338
9.250%      2016-2022                 10,075        10,594
9.500%      2004-2025                120,146       130,161
10.000%     1998-2024                  4,376         4,699
10.250%          2018                    197           215
10.500%     1998-2020                 10,535        11,866
10.625%          2010                     86            97
11.000%     2009-2021                 12,782        14,601
11.250%          2015                    161           178
11.500%     2010-2021                 18,701        21,651
11.750%     2013-2015                    284           321
12.000%     2011-2019                 18,573        21,812
12.250%     2013-2015                    773           879
12.500%     2010-2015                 12,351        14,598
12.750%     2013-2014                    140           161
13.000%     2011-2016                  3,969         4,733
13.500%     2010-2015                  2,965         3,570
14.000%     2011-2014                    155           187
14.500%          2012                     58            71
15.000%     2011-2012                     96           118
                                  ----------    ----------
                                                   320,706
                                                ----------

U.S. SMALL BUSINESS ADMINISTRATION:
7.600%       01/01/12                  3,857          3,943
8.200%       10/01/11                  3,834          4,040
8.250%       11/01/11                  7,285          7,679
8.650%       11/01/14                  5,412          5,813
8.850%       08/01/11                  1,415          1,521
9.150%       07/01/11                  3,329          3,609
9.450%       08/01/10                  1,276          1,391
9.500%       04/01/10                  2,464          2,701
9.650%       05/01/10                  1,720          1,895
                                   ----------    ----------
                                                     32,592
                                                 ----------
TOTAL GOVERNMENT
AGENCIES (COST OF $901,770)                         923,551
                                                 ----------

GOVERNMENT OBLIGATIONS--28.0%
U.S. TREASURY BONDS:
6.500%      11/15/26     (a)       $   17,595    $   17,229
6.750%      08/15/26                   11,100        11,216
8.125%      08/15/19     (a)           37,651        43,769
8.875%      02/15/19                    5,560         6,928
                                   ----------    ----------
                                                     79,142
                                                 ----------
U.S. Treasury Notes:
6.250%      10/31/01                    8,942         8,953
6.250%      01/31/02                   40,900        40,932
6.250%      06/30/02                   42,000        42,000
6.500%      05/31/01                   19,155        19,356
6.500%      08/31/01                   10,007        10,112
6.625%      03/31/02     (a)           59,820        60,717
6.625%      04/30/02                    8,487         8,617
6.875%      05/15/06     (a)           62,377        64,278
                                   ----------    ----------
                                                    254,965
                                                 ----------
TOTAL GOVERNMENT
OBLIGATIONS (COST OF $331,687)                      334,107
                                                 ----------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (COST OF $1,233,457)                  1,257,658
                                                 ----------

OPTIONS - 0.0%                      CONTRACTS
--------------------------------------------------------------------------------
October 1997 Treasury Bond Call,
Strike price $102.40, Expiration
09/04/97, (cost of $27)                   100             2

October 1997 Treasury Bond Call,
Strike price $102.39, Expiration
09/04/97, (cost of $52)                   106             2
                                   ----------    ----------

TOTAL OPTIONS (COST $79)                                  4
                                                 ----------

TOTAL INVESTMENTS
(COST OF $1,233,536) (C)                          1,257,662
                                                 ----------

SHORT-TERM OBLIGATIONS - 3.8%   PAR
--------------------------------------------------------------------------------

Repurchase agreement with Greenwich
Capital Markets dated 08/29/97, due
09/02/97 at 5.530%, collateralized
by U.S. Treasury bonds & notes with
various maturities to 2025, market
value $46,609 (repurchase proceeds
$45,655)                           $   45,627        45,627
                                                 ----------

LIABILITY FOR CALL OPTIONS
   OUTSTANDING - 0.0%                                   (6)
                                                 ----------

OTHER ASSETS & LIABILITIES, NET - (9.3)%          (111,554)
                                                 ----------

Net Assets - 100.0%                              $1,191,729
                                                 ==========

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities, or a portion thereof, with a total market value of $139,285, are being used to collateralize the delayed delivery purchases indicated in note (b) below and written call options outstanding.
(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c)  Cost for federal income tax purposes is $1,235,120.

Written call options outstanding at August 31, 1997 are as follows:

                Number       Expiration    Strike    Market
Type         of contracts      month       price     Value
--------------------------------------------------------------------------------
FNMA 7.50%       400          October      101.45     $ 6

See notes to financial statements.

INVESTMENT PORTFOLIOS CONT.

August 31, 1997 (In Thousands)

COLONIAL FEDERAL SECURITIES FUND
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS--112.7%                   PAR          VALUE
--------------------------------------------------------------------------------

GOVERNMENT AGENCIES -- 75.1%
            MATURITIES
COUPON       FROM /TO
----------------------
FEDERAL HOME LOAN MORTGAGE CORP.:
6.500%      2012-2027    (a)      $  151,450     $  147,646
7.000%           2012    (a)          15,000         15,070
7.500%      2010-2016                 29,991         30,584
8.000%      2003-2016                  3,941          4,103
8.500%      2007-2010                  3,061          3,228
8.750%      2004-2010                  1,137          1,198
9.000%      2001-2022                  6,366          6,778
9.250%      2008-2016                  5,015          5,358
9.500%      2004-2016                  2,156          2,321
9.750%      2008-2016                    832            893
10.000%          2019                  2,392          2,619
10.250%     2009-2013                  1,220          1,332
10.500      2017-2020                  1,759          1,946
11.250%     2003-2016                  1,910          2,144
11.500%          2015                    153            174
12.000%          2013                     64             73
                                                 ----------
                                                    225,467
                                                 ----------

COLLATERALIZED MORTGAGE OBLIGATIONS:
5.000%           2013                 11,570         11,186
6.500%           2014                 17,686         16,708
6.750%      2020-2021                 26,878         26,381
8.500%           2021                  1,280          1,310
8.750%           2020                 11,422         11,807
                                                 ----------
                                                     67,392
                                                 ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
6.000%      2008-2024                 76,578         73,495
6.500%      2003-2026    (a)          78,694         76,342
7.000%      2010-2027    (a)         142,058        140,904
7.500%      2006-2027    (a)          33,403         33,769
8.000%      2008-2019                  3,270          3,383
8.250%      2008-2011                  1,328          1,365
8.500%      2008-2017                  5,484          5,748
9.000%      2002-2021                 19,410         20,522
9.500%      2008-2018                  1,716          1,843
10.500%          2004                      7              8
                                                 ----------
                                                    357,379
                                                 ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
6.500%      2023-2025                  3,203          3,093
7.500%      2006-2007                  1,094          1,115
8.000%      2005-2008                     83             86
9.000%      2008-2017                  8,180          8,809
9.500%      2009-2019                 23,830         25,822
10.000%     2000-2003                    321            343
10.500%     2013-2021                 13,968         15,757
11.000%          2010                      3              4
11.500%     2013-2015                     53             61
11.750%     2013-2015                    171            193
12.000%     2012-2015             $      799     $      938
12.500%     2010-2014                  5,697          6,740
13.000%     2011-2015                  2,360          2,816
                                                 ----------
                                                     65,777
                                                 ----------
TOTAL GOVERNMENT
AGENCIES (COST OF $699,650)                         716,015
                                                 ----------

GOVERNMENT OBLIGATIONS--37.6%

U.S. TREASURY BONDS:
8.125%       08/15/19    (b)          22,725         26,418
8.750%       08/15/20                 17,000         21,051
8.875%       02/15/19    (b)           6,117          7,622
10.375%      11/15/12    (b)          53,118         67,983
12.000%      08/15/13    (b)          91,051        129,164
12.750%      11/15/10    (b)          46,873         65,322
                                                 ----------
                                                    317,560
                                                 ----------

U.S. TREASURY NOTES:
6.250%       06/30/02                 25,980         25,980
6.875%       05/15/06                 13,874         14,297
                                                 ----------
                                                     40,277
                                                 ----------

TOTAL GOVERNMENT
OBLIGATIONS (COST OF $368,526)                      357,837
                                                 ----------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (COST OF $1,068,176)                  1,073,852
                                                 ----------


NON-AGENCY MORTGAGE-BACKED SECURITIES &
ASSET-BACKED SECURITIES  --11.6%
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES -- 4.3%

CS First Boston Mortgage Securities Corp.,
   7.500%    06/01/25    (c)          14,058         14,146
Countrywide Mortgage Trust,
   7.600%    04/25/23                  3,647          3,647
First Boston Mortgage Securities Corp.,
   6.150%    09/28/13                  2,000          1,952
Green Tree Financial Corp.,
   7.320%    07/15/28                  4,500          4,562
Indymac Manufactured Housing Contract,
   6.970%    02/25/28                  5,000          4,923
Norwest Asset Securities Corp.,
   7.000%    04/25/12                  2,591          2,546
PNC Mortgage Securities Corp.,
   7.000%    05/25/27                  2,633          2,613
Prudential Home Mortgage Securities,
   6.456%    12/28/08    (c)           1,681          1,635
Structured Mortgage Asset Residential Trust,
   8.375%    06/25/08                  4,326          4,452
Tryon Mortgage Funding, Inc.,
   7.500%  02/20/27                    1,246          1,233
                                                 ----------
                                                     41,709
                                                 ----------

See notes to financial statements.

INVESTMENT PORTFOLIO CFSF CONT.

ASSET-BACKED SECURITIES -- 7.3%

Cityscape Home Equity Loan Trust,
   7.850%  04/25/18                $   6,500     $    6,723
Contimortage Home Equity Loan Trust:
   7.310%  08/15/28                    7,150          7,213
   7.340%  04/15/28                    4,000          4,043
   7.420%  03/15/28                    2,400          2,432
Delta Funding Home Equity Loan Trust,
   7.240%  06/25/27                    8,650          8,704
Empire Funding Home Loan Owner Trust,
   7.510%  03/25/23                    4,000          4,090
IMC Home Equity Loan Trust,
   7.320%  08/20/28                    7,000          7,050
Preferred Mortgage Asset Trust,
   7.900%  05/25/12      (c)           4,230          4,344
Residential Asset Securitization Trust,
   7.500%  11/25/11                    1,171          1,186
Team Fleet Financing Corp.,
   7.350%  05/15/03      (c)           2,900          2,959
The Money Store Home Equity Trust:
   7.910%  05/15/24                    9,225          9,582
   8.525%  06/15/25                    2,800          2,954
The Money Store Home Improvement Trust,
   8.070%  05/15/23                    5,875          5,994
UCFC Home Equity Loan Trust,
   8.550%  01/10/20                    1,800          1,887
                                                 ----------
                                                     69,161
                                                 ----------

NON-AGENCY MORTGAGE-BACKED SECURITIES
& ASSET-BACKED SECURITIES
 (COST OF $109,943)                                 110,870
                                                 ----------

OPTIONS - 0.0%                     CONTRACTS
--------------------------------------------------------------------------------

October 1997 Treasury Bond Call,
Strike price $102.40, Expiration
09/04/97, (cost of $20)                   75              1

October 1997 Treasury Bond Call,
Strike price $102.39, Expiration
09/04/97, (cost of $39)                   80              1
                                                 ----------

Total Options (cost $59)                                  2
                                                 ----------

Total Investments
(cost of $1,178,178) (d)                          1,184,724
                                                 ----------

SHORT-TERM OBLIGATIONS - 1.8%         PAR
--------------------------------------------------------------------------------

Repurchase agreement with Greenwich
Capital Markets dated 08/29/97,
due 09/02/97 at 5.530%,
collateralized by U.S. Treasury
bonds & notes with various
maturities to 2025, market value
$17,167 (repurchase proceeds
$16,815)                          $   16,805         16,805

LIABILITY FOR CALL OPTIONS OUTSTANDING - (0.0)%         (5)
                                                 ----------

OTHER ASSETS & LIABILITIES, NET - (26.1)%         (248,656)
                                                 ----------

Net Assets - 100.0%                              $  952,868
                                                 ==========

Notes To Investment Portfolio:

(a) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) These securities, or a portion thereof, with a total market value of $292,759, are being used to collateralize the delayed delivery purchases indicated in note (a) above and written call options outstanding.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1997, the value of these securities amounted to $23,084 or 2.4% of net assets.

(d)  Cost for federal income tax purposes is $1,178,795.

Written call options outstanding at August 31, 1997 are as follows:

                Number       Expiration    Strike    Market
Type         of contracts      month       price     Value
--------------------------------------------------------------------------------
FNMA 7.50%       300          October      101.45     $ 5

NOTES TO FINANCIAL STATEMENTS

August 31, 1997

NOTE 1: ACCOUNTING POLICIES

ORGANIZATION: Colonial Short Duration U.S. Government Fund (CSDUSGF) (formerly Colonial Adjustable Rate U.S. Government Fund), and Colonial Intermediate U.S. Government Fund (CIUSGF) (formerly Colonial U.S. Government Fund), are each a series of Colonial Trust II and Colonial Federal Securities Fund (CFSF) is a series of Colonial Trust III (the series are collectively referred to as the Funds and are diversified portfolios). Colonial Trust II and Colonial Trust III are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. CSDUSGF's investment objective is to seek as high a level of current income as is consistent with very low volatility, by investing primarily in U.S. government securities and maintaining a weighted average portfolio duration of three years or less. CIUSGF's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk by investing primarily in U.S. government securities. CFSF's investment objective is to seek as high a level of current income and total return as is consistent with prudent longer-term investing by investing primarily in U.S. government securities. The Funds may issue an unlimited number of shares. The Funds each offer three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Effective August 1, 1997, CIUSGF and CFSF began offering Class C shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. CFSF changed its fiscal year end from October 31 to August 31. Information presented in this report for CFSF is for the period November 1, 1996 through August 31, 1997.

                                                                       Continued

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1997

(In thousands except for per share amounts and footnotes)

                                                CSDUSGF                       CIUSGF                           CFSF
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                        $ 8,571                    $ 1,233,536                        $ 1,178,178
Appreciation                                                    25                         24,126                              6,546
                                                           -------                    -----------                        -----------
Investments at value                                         8,596                      1,257,662                          1,184,724
Short-term obligations                                       3,978                         45,627                             16,805
                                                           -------                    -----------                        -----------
                                                            12,574                      1,303,289                          1,201,529
Receivable for:
        Investments sold                $        2                    $   45,922                     $   25,670
        Interest                                80                        12,123                         15,366
        Fund shares sold                        51                           399                             96
Receivable due from Adviser                     12                            --                             --
Deferred organization expenses                   1                            --                             --
Other                                            1             147           136           58,580           394               41,526
                                        ----------         -------    ----------      -----------    ----------          -----------
        Total Assets                                        12,721                      1,361,869                          1,243,055

LIABILITIES
Options outstanding at value                    --                             6                              5
        (premiums received of--,
        79 and 59, respectively)
Payable for:
        Investments purchased                1,001                       161,762                        282,910
        Distributions                           49                         5,766                          4,969
        Fund shares repurchased                 --                         2,490                          2,216
Accrued:
        Transfer Agent Out-of-Pocket fees       --                            38                             35
        Deferred Trustees fees                   1                            17                             14
Other                                            4                            61                             38
                                        ----------                    ----------                     ----------
        Total Liabilities                                    1,055                        170,140                            290,187
                                                           -------                    -----------                        -----------

Net Assets                                            $     11,666                    $ 1,191,729                        $   952,868
                                                      ============                    ===========                        ===========
Net asset value & redemption price per share-Class A  $     9.92                      $   6.51                           $     10.52
                                                      ------------                    -----------                        -----------
                                                      ($6,858/691)             ($730,791/112,219)                  ($888,479/84,481)
Maximum offering price per share-Class A              $   10.25(a)                    $   6.83(a)                        $  11.04(a)
                                                      ------------                    -----------                        -----------
                                                    ($9.92/0.9675)                 ($6.51/0.9525)                    ($10.52/0.9525)
Net asset value & offering price per share-Class B    $    9.92(b)                    $   6.51(b)                        $  10.52(b)
                                                      ------------                    -----------                        -----------
                                                      ($4,233/427)              ($460,837/70,765)                    ($64,291/6,113)
Net asset value & offering price per share-Class C    $    9.92(b)                    $   6.51(b)                        $  10.52(b)
                                                      ------------                    -----------                        -----------
                                                         ($575/58)                      ($101/15)                            ($98/9)

COMPOSITION OF NET ASSETS
Capital paid in                                       $     11,737                    $ 1,301,155                        $ 1,116,193
Undistributed (overdistributed)
net investment income                                           20                        (4,947)                            (2,808)
Accumulated net realized loss                                (116)                      (128,678)                          (167,117)
Net unrealized appreciation on:
        Investments                                             25                         24,126                              6,546
        Written Options                                         --                             73                                 54
                                                      ------------                    -----------                        -----------
                                                      $     11,666                    $ 1,191,729                        $   952,868
                                                      ------------                    -----------                        -----------

(a) On sales of $100,000 or more of CSDUSGF or $50,000 or more of CIUSGF or CFSF the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Period Ended August 31, 1997

                                               CSDUSGF                        CIUSGF                             CFSF (A)
------------------------------------------------------------------------------------------------------------------------------------
(In thousands)

INVESTMENT INCOME

Interest                                              $        672                    $    98,580                        $    62,915
Mortgage dollar roll fee income                                 --                          3,270                              4,431
                                        ============================================================================================
                                                               672                        101,850                             67,346
EXPENSES
Management fee                          $       60                    $    7,913                     $    5,535
Service fee                                     22                         3,360                          2,135
Distribution fee - Class B                      26                         3,882                            451
Distribution fee - Class C                       1                           (b)                            (b)
Transfer agent                                  24                         2,939                          1,902
Bookkeeping fee                                 27                           446                            304
Trustees fee                                    10                            85                             50
Custodian fee                                    2                           213                             71
Audit fee                                       19                            70                             46
Legal fee                                       17                            12                              9
Registration fee                                40                            46                             33
Reports to shareholders                          6                            23                             19
Amortization of deferred
        organization expenses                   17                            --                             --
Other                                            3                           109           19,098            87               10,642
                                               274
                                        ----------                    ----------      -----------    ----------          -----------
Fees and expenses waived or
        borne by the Adviser                 (192)              82
                                        ----------    ------------
           Net Investment Income                               590                         82,752                             56,704
                                                      ------------                    -----------                        -----------

NET REALIZED & UNREALIZED
GAIN (LOSS) ON PORTFOLIO
POSITIONS

Net realized gain (loss) on:
        Investments and purchased options                        6                        (1,696)          5,130
        Closed futures contracts                                --                             --             71
                                                      ------------                    -----------     -----------
                Net realized gain (loss)                         6                        (1,696)                              5,201
Change in net unrealized
appreciation (depreciation) during the period on:
        Investments                                             97          28,379                       (10,663)
        Written Options                                         --              73                             54
                                                      ------------     -----------                    -----------
                Net unrealized appreciation (depreciation)      97                         28,452                           (10,609)
                                                      ------------                    -----------                        -----------
                        Net gain (loss)                        103                         26,756                            (5,408)
                                                      ------------                    -----------                        -----------
Increase in Net Assets from Operations                $        693                    $   109,508                        $    51,296
                                                      ============                    ===========                        ===========

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b)  Rounds to less than one.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        Period ended    Year ended
(In thousands)                                  Year ended August 31      Year ended August 31          August 31(a)    October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                       CSDUSGF                    CIUSGF                          CFSF
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 1997         1996        1997(B)         1996           1997(B)          1996
Operations:
Net investment income                          $     590    $    713     $    82,752     $   105,035     $    56,704     $   77,830
Net realized gain (loss)                               6         (46)         (1,696)        (23,368)          5,201        (19,569)
Net unrealized appreciation
        (depreciation)                                97         (10)         28,452         (23,219)        (10,609)       (15,864)
                                               ----------   ---------    ------------    ------------    ------------    -----------
        Net Increase from Operations                 693         657         109,508          58,448          51,296         42,397
Distributions:
From net investment income--Class A                 (356)       (445)        (51,004)        (63,093)        (50,372)       (71,821)
In excess of net investment income--Class A         ----        ----            ----          (2,852)           ----           ----
From paid in capital--Class A                       ----        ----            ----            ----            ----         (1,286)
From net investment income--Class B                 (198)       (213)        (27,936)        (34,034)         (3,364)        (4,388)
In excess of net investment income--Class B         ----        ----            ----          (1,539)           ----           ----
From paid in capital--Class B                       ----        ----            ----            ----            ----            (79)
From net investment income--Class C                  (29)        (25)             (1)           ----             (c)            ----
                                               ----------   ---------    ------------    ------------    ------------    -----------
                                                     110         (26)         30,567         (43,070)         (2,440)       (35,177)
                                               ----------   ---------    ------------    ------------    ------------    -----------
Fund Share Transactions:
Receipts for shares sold--Class A                  5,004       3,597         126,935         112,816          41,502         80,869
Value of distributions reinvested--Class A           321         389          30,856          39,474          25,121         35,050
Cost of shares repurchased--Class A               (4,669)     (7,769)       (366,834)       (368,789)       (201,762)      (258,356)
                                               ----------   ---------    ------------    ------------    ------------    -----------
                                                     656      (3,783)       (209,043)       (216,499)       (135,139)      (142,437)
                                               ----------   ---------    ------------    ------------    ------------    -----------
Receipts for shares sold--Class B                  1,788       3,138          43,099          28,322          19,284         14,215
Value of distributions reinvested--Class B           117         122          15,509          19,710           1,767          2,316
Cost of shares repurchased--Class B               (1,715)     (3,214)       (181,019)       (161,195)        (29,862)       (19,854)
                                               ----------   ---------    ------------    ------------    ------------    -----------
                                                     190          46        (122,411)       (113,163)         (8,811)        (3,323)
                                               ----------   ---------    ------------    ------------    ------------    -----------
Receipts for shares sold--Class C                    320         313             102            ----             100           ----
Value of distributions reinvested--Class C            26          23            ----            ----            ----           ----
Cost of shares repurchased--Class C                 (237)       (259)           ----            ----            ----           ----
                                               ----------   ---------    ------------    ------------    ------------    -----------
Net Increase (Decrease) from Fund                    109          77             102            ----             100           ----
                                               ----------   ---------    ------------    ------------    ------------    -----------
        Share Transactions                           955      (3,660)       (331,352)       (329,662)       (143,850)      (145,760)
                                               ----------   ---------    ------------    ------------    ------------    -----------
        Total Increase (Decrease)                  1,065      (3,686)       (300,785)       (372,732)       (146,290)      (180,937)

NET ASSETS
Beginning of period                               10,601      14,287       1,492,514       1,865,246       1,099,158      1,280,095
                                               ----------   ---------    ------------    ------------    ------------    -----------
End of period                                  $  11,666    $ 10,601     $ 1,191,729     $ 1,492,514     $   952,868     $1,099,158
                                               ----------   ---------    ------------    ------------    ------------    -----------
        Net of undistributed (overdistributed)
        net investment income                  $      20    $      8         ($4,947)        ($5,068)        ($2,808)       ($6,119)
                                               ----------   ---------    ------------    ------------    ------------    -----------

NUMBER OF FUND SHARES
Sold-- Class A                                       506         365          19,575          17,280           3,952          7,582
Issued for distributions
reinvested-- Class A                                  33          40           4,766           6,011           2,402          3,329
Repurchased-- Class A                               (473)       (788)        (56,629)        (56,357)        (19,317)       (24,368)
                                               ----------   ---------    ------------    ------------    ------------    -----------
                                                      66        (383)        (32,288)        (33,066)        (12,963)       (13,457)
                                               ----------   ---------    ------------    ------------    ------------    -----------
Sold-- Class B                                       181         318           6,653           4,313           1,829          1,342
Issued for distributions
reinvested-- Class B                                  12          13           2,396           3,001             169            221
Repurchased-- Class B                               (174)       (326)        (27,955)        (24,628)         (2,857)        (1,883)
                                               ----------   ---------    ------------    ------------    ------------    -----------
                                                      19           5         (18,906)        (17,314)           (859)          (320)
                                               ----------   ---------    ------------    ------------    ------------    -----------
Sold - Class C                                        32          32              15            ----               9           ----
Issued for distributions
reinvested -- Class C                                  3           2            ----            ----            ----           ----
Repurchased -- Class C                               (24)        (26)           ----            ----            ----           ----
                                               ----------   ---------    ------------    ------------    ------------    -----------
                                                      11           8              15            ----               9           ----
                                               ----------   ---------    ------------    ------------    ------------    -----------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b)  Class C shares were initially offered on August 1, 1997.
(c)  Rounds to less than one.

See notes to financial statements.

STATEMENT OF CASH FLOWS CFSF

For the Period Ended August 31, 1997 (a)
(In thousands)

NET CHANGE IN CASH

Cash flows from operating activities:
Interest received                                 $    60,355
Mortgage dollar roll fee income received                4,331
Operating expenses paid                               (10,622)
                                                  ------------
        Net cash provided by
        operating activities                                     $   54,064
                                                                 -----------

Cash flows from investing activities:
Purchases of securities, options and
        short-term obligations                     (3,594,251)
Proceeds from sales of securities,
        options and short-term obligations          3,738,660
Futures contracts                                          71
                                                  ------------
        Net cash provided by
        investing activities                                        144,480
                                                                 -----------
NET CASH PROVIDED BY OPERATING                                      198,544
AND INVESTING ACTIVITIES

Cash flows from financing activities:
Proceeds from Fund shares sold                         61,019
Cost of Fund shares repurchased                      (231,593)
Cash dividends paid                                   (27,963)
                                                  ------------
        Net cash used by financing activities                      (198,537)
                                                                 -----------

Net increase in cash                                                      7
Cash - beginning of period                                               (7)
                                                                 -----------
Cash - end of period                                             $        0
                                                                 -----------

RECONCILIATION OF NET INCREASE IN NET ASSETS TO
NET CASH PROVIDED BY OPERATING
AND INVESTING ACTIVITIES

Net increase in net
        assets resulting from operations                         $   51,296
Decrease in investments                           $   191,620
Increase in interest and fees receivable               (1,936)
Increase in receivable from investment
        securities sold                               (24,437)
Increase in payable for
        investment securities purchased               (18,019)
Decrease in other assets                                   48
Increase in accrued expenses
                and liabilities                           (28)
                                                  ------------
        Total                                                       147,248
                                                                 -----------
Net cash provided by operating
        and investing activities                                 $  198,544
                                                                 -----------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.


NOTES TO FINANCIAL STATEMENTS CONT.

August 31, 1997

Note 1 continued

The following is a summary of significant accounting policies that are consistently followed in the preparation of the Funds' financial statements.

SECURITY VALUATION AND TRANSACTIONS: The Funds' are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over the counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Funds maintain U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS CSDUSGF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                     Year Ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                    1997                                    1996
                                                     Class A      Class B       Class C      Class A       Class B       Class C
                                                     -------      -------       -------      -------       -------       -------
Net asset value -- Beginning of period               $ 9.820      $ 9.820       $ 9.820      $ 9.850       $ 9.850       $ 9.850
                                                     -----------  -----------   -----------  -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              0.561        0.497         0.542        0.568         0.504         0.549
Net realized and unrealized gain (loss)                0.090        0.090         0.090       (0.032)       (0.032)       (0.032)
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Total from Investment Operations                       0.651        0.587         0.632        0.536         0.472         0.517
                                                     -----------  -----------   -----------  -----------   -----------   -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.551)      (0.487)       (0.532)      (0.566)       (0.502)       (0.547)
In excess of net investment income                        --           --            --           --            --            --
From net realized gains                                   --           --            --           --            --            --
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Total Distributions Declared to Shareholders          (0.551)      (0.487)       (0.532)      (0.566)       (0.502)       (0.547)
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Net asset value--End of period                       $ 9.920      $ 9.920       $ 9.920      $ 9.820       $ 9.820       $ 9.820
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Total return (e) (f)                                    6.79%        6.11%         6.59%        5.57%         4.89%         5.36%
                                                     ===========  ===========   ===========  ===========   ===========   ===========
RATIOS TO AVERAGE NET ASSETS
Expenses                                                0.50%(h)     1.15%(h)      0.70%(h)     0.50%(h)      1.15%(h)      0.70%(h)
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Net investment income                                   5.64%(h)     4.99%(h)      5.44%(h)     5.99%(h)      5.34%(h)      5.79%(h)
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Fees and expenses waived or borne by the
Adviser                                                 1.76%(h)     1.76%(h)      1.76%(h)     1.48%(h)      1.48%(h)      1.48%(h)
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Portfolio turnover                                        73%          73%           73%          51%           51%           51%
                                                     -----------  -----------   -----------  -----------   -----------   -----------
Net assets at end of period (000)                    $ 6,858      $ 4,233       $   575      $ 6,136       $ 4,004       $   461
                                                     -----------  -----------   -----------  -----------   -----------   -----------
(a)  Net of fees and expenses waived or borne by the
     Adviser which amounted to:                      $ 0.169      $ 0.169       $ 0.169      $ 0.136       $ 0.136       $ 0.136

(b) The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.
(c) Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.
(d) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(i)  Annualized.

State Tax Information for the Year Ended August 31, 1997 (unaudited):

An average of 28% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 30% of the Fund's distributions (26% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.


NOTES TO FINANCIAL STATEMENTS CONT.

August 31, 1997

STATEMENT OF CASH FLOWS: CFSF's information on financial transactions which have been settled through the receipt or disbursement of cash is presented in CFSF's Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash available at the custodian bank and does not include any short-term investments as of August 31, 1997.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. For CSDUSGF market discount is not accreted and premium is amortized against interest income with a corresponding increase in the cost basis. For CIUSGF and CFSF premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Each Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Funds' custodian takes possession through the federal book entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

FINANCIAL HIGHLIGHTS CONT. CSDUSGF

Selected data for a share of each class outstanding throughout each period  are as follows:

                                                                            Year Ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                           1995                           1994                    1993(b)
                                               Class A    Class B    Class C(d)    Class A    Class B     Class A       Class B(c)
                                               -------    -------    ----------    -------    -------     -------       ----------
Net asset value -- Beginning of period         $ 9.670    $ 9.670    $ 9.550       $ 9.950    $  9.950    $10.000       $ 9.940
                                               --------   --------   -----------   --------   ---------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.514      0.451      0.334         0.473       0.409      0.434         0.237
Net realized and unrealized gain (loss)          0.152      0.152      0.280        (0.356)     (0.356)     0.061)       (0.003)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Total from Investment Operations                 0.666      0.603      0.614         0.117       0.053      0.373         0.234
                                               --------   --------   -----------   --------   ---------   -----------   -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.486)    (0.423)    (0.314)       (0.397)     (0.333)    (0.406)       (0.215)
In excess of net investment income                  --         --         --            --          --     (0.015)       (0.008)
From net realized gains                             --         --         --            --          --     (0.002)       (0.001)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Total Distributions Declared to Shareholders    (0.486)    (0.423)    (0.314)       (0.397)     (0.333)    (0.423)       (0.224)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Net asset value--End of period                 $ 9.850    $ 9.850    $ 9.850       $ 9.670    $  9.670    $ 9.950       $ 9.950
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Total return (e) (f)                              7.08%      6.39%      6.50%(g)      1.20%       0.55%      3.82%(g)      2.38%(g)
                                               ========   ========   ===========   ========   =========   ===========   ===========
RATIOS TO AVERAGE NET ASSETS
Expenses                                          0.50%      1.15%      0.70%(i)      0.50%       1.15%      0.50%(i)      1.15%(i)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Net investment income                             5.50%      4.85%      5.30%(i)      4.84%       4.19%      4.70%(i)      4.05%(i)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Fees and expenses waived or borne by the
Adviser                                           1.14%      1.14%      1.14%         1.16%       1.16%      1.68%(i)      1.68%(i)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Portfolio turnover                                  36%        36%        36%           69%         69%        25%(i)        25%(i)
                                               --------   --------   -----------   --------   ---------   -----------   -----------
Net assets at end of period (000)              $ 9,934    $ 3,968    $   385       $16,168    $  4,176    $ 7,866       $ 1,675
                                               --------   --------   -----------   --------   ---------   -----------   -----------
(a)  Net of fees and expenses waived or
     borne by the Adviser which amounted to:   $ 0.107    $ 0.107    $ 0.107       $ 0.114    $  0.114    $ 0.155       $ 0.092

(b) The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.
(c) Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.
(d) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(i)  Annualized.

State Tax Information for the Year Ended August 31, 1997 (unaudited):

An average of 28% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 30% of the Fund's distributions (26% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.


NOTES CONT.

NOTE 2: FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of each Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:

CSDUSGF
Flat fee rate of 0.55%

CIUSGF
Average Net Assets            Annual Fee Rate
---------------------------------------------
First $1 billion              0.60%
Next $500 million             0.55%
Over $1.5 billion             0.50%

CFSF
Average Net Assets            Annual Fee Rate
---------------------------------------------
First $1 billion              0.65%
Next $1 billion               0.60%
Next $1 billion               0.50%
Over $3 billion               0.40%

BOOKKEEPING FEE: For each Fund the Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

Average Net Assets            Annual Fee Rate
---------------------------------------------
First $50 million                No charge
Next $950 million                 0.035%
Next $1 billion                   0.025%
Next $1 billion                   0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of each Fund's average net assets and receives reimbursement for certain out of pocket expenses.

FINANCIAL HIGHLIGHTS CIUSGF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            Year Ended August 31
-------------------------------------------------------------------------------------------------------------------------------
                                                                   1997                                       1996
                                                 Class A         Class B         Class C(a)          Class A         Class B
                                                 -------         -------         ----------          -------         -------
Net asset value -- Beginning of period           $  6.370        $  6.370        $  6.590            $  6.550        $  6.550
                                                 ------------    ------------    ---------------     ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.393           0.344           0.032               0.390           0.341
Net realized and unrealized gain (loss)             0.145           0.145          (0.082)             (0.161)         (0.161)
                                                 ------------    ------------    ---------------     ------------    ------------
Total from Investment Operations                    0.538           0.489          (0.050)              0.229           0.180
                                                 ------------    ------------    ---------------     ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.398)         (0.349)         (0.030)             (0.391)         (0.344)
In excess of net investment income                     --              --              --              (0.018)         (0.016)
From capital paid in                                   --              --              --                  --              --
                                                 ------------    ------------    ---------------     ------------    ------------
Total Distributions Declared to Shareholders       (0.398)         (0.349)         (0.030)             (0.409)         (0.360)
                                                 ------------    ------------    ---------------     ------------    ------------
Net asset value--End of period                   $  6.510        $  6.510        $  6.510            $  6.370        $  6.370
                                                 ------------    ------------    ---------------     ------------    ------------
Total return (b)                                     8.64%           7.83%          (0.77)%(c)           3.51%           2.74%
                                                 ============    ============    ===============     ============    ============
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.13%(d)        1.88%(d)        1.78%(d)(e)         1.11%(d)        1.86%(d)
                                                 ------------    ------------    ---------------     ------------    ------------
Net investment income                                6.43%(d)        5.68%(d)        5.85%(d)(e)         6.45%(d)        5.70%(d)
                                                 ------------    ------------    ---------------     ------------    ------------
Portfolio turnover                                     61%             61%             61%                123%            123%
                                                 ------------    ------------    ---------------     ------------    ------------
Net assets at end of period (in millions)        $    731        $    461        $        (f)        $    921        $    572
                                                 ------------    ------------    ---------------     ------------    ------------

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e)  Annualized.
(f)  Rounds to less than one million.

State Tax Information for the Year Ended August 31, 1997 (unaudited):

An average of 20% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 24% of the Fund's distributions (18% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.


NOTES TO FINANCIAL STATEMENTS CONT.

August 31, 1997

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Financial Investments, Inc. (formerly Colonial Investment Services, Inc.) (the Distributor), an affiliate of the Adviser, is each Fund's principal underwriter. During the period ended August 31, 1997, each Fund has been advised that the Distributor retained net underwriting discounts on CSDUSGF, CIUSGF, and CFSF of $2,332, $29,752, and $19,594, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of $12,628, $1,865,207, and $234,459, respectively, on Class B share redemptions.

Each Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor. CIUSGF and CFSF pay a service fee equal to 0.25% annually of their net assets as of the 20th of each month. CSDUSGF pays a service fee equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor. CSDUSGF pays a distribution fee equal to 0.65% annually of the average net assets of Class B shares and 0.15% annually of the average net assets of Class C shares. CIUSGF and CFSF each pay a distribution fee equal to 0.75% annually of the average net assets for Class B and 0.60% annually of the average net assets of Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: Until further notice, the Adviser has agreed for CSDUSGF, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

OTHER: The Funds pay no compensation to their officers, all of whom are employees of the Adviser.

FINANCIAL HIGHLIGHTS CONT. CIUSGF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            Year Ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                         1995                      1994                        1993
                                                 Class A      Class B      Class A       Class B       Class A      Class B
                                                 -------      -------      -------       -------       -------      -------
Net asset value -- Beginning of period           $  6.420     $  6.420     $  6.880      $  6.880      $  6.980     $  6.980
                                                 ---------    ---------    ----------    ----------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.447        0.399        0.415         0.365         0.541        0.490
Net realized and unrealized gain (loss)             0.100        0.100       (0.452)       (0.452)       (0.130)      (0.130)
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Total from Investment Operations                    0.547        0.499       (0.037)       (0.087)        0.411        0.360
                                                 ---------    ---------    ----------    ----------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.417)      (0.369)      (0.400)       (0.352)       (0.511)      (0.460)
In excess of net investment income                     --           --           --            --            --           --
From capital paid in                                   --           --       (0.023)       (0.021)           --           --
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Total Distributions Declared to Shareholders       (0.417)      (0.369)      (0.423)       (0.373)       (0.511)      (0.460)
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Net asset value--End of period                   $  6.550     $  6.550     $  6.420      $  6.420      $  6.880     $  6.880
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Total return (b)                                     8.88%        8.07%       (0.53)%       (1.28)%        6.15%        5.36%
                                                 =========    =========    ==========    ==========    =========    =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.11%        1.86%        1.11%         1.86%         1.10%        1.85%
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Net investment income                                7.51%        6.76%        8.14%         7.39%         7.85%        7.10%
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Portfolio turnover                                    140%         140%         291%          291%          162%         162%
                                                 ---------    ---------    ----------    ----------    ---------    ---------
Net assets at end of period (in millions)        $  1,164     $     701    $    758      $    836      $  1,202     $    978
                                                 ---------    ---------    ----------    ----------    ---------    ---------

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e)  Annualized.
(f)  Rounds to less than one million.

State Tax Information for the Year Ended August 31, 1997 (unaudited):

An average of 20% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 24% of the Fund's distributions (18% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.


NOTES CONT.

NOTE 3:  PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: For the period ended August 31, 1997, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were as follows.

                          Purchases                 Sales
CSDUSGF                  $6,090,085            $6,792,319
CIUSGF                 $794,783,403        $1,021,810,263
CFSF                   $766,926,817          $853,433,649

Transactions in written call options were as follows:

                                 CIUSGF                      CFSF
                        Par Value                    Par Value
                        Covered by      Premiums     Covered by      Premiums
                      Written Options   Received   Written Options   Received
--------------------------------------------------------------------------------
Outstanding at
beginning of period         -              -             -              -
Written                 40,000,000       78,906      30,000,000       59,180
Closed                      -              -             -              -
Expirations                 -              -             -              -
Exercises                   -              -             -              -
                        ----------      -------      ----------      -------
Outstanding at end
of period               40,000,000      $78,906      30,000,000      $59,180
                        ----------      -------      ----------      -------

Unrealized appreciation (depreciation) at August 31, 1997 for federal income tax purposes was as follows:

                          CSDUSGF         CIUSGF               CFSF
Gross unrealized
appreciation             $  45,783     $  26,277,020      $  22,231,108
Gross unrealized
depreciation               (21,261)       (3,734,685)       (16,302,139)
                         ----------    --------------     --------------
Net unrealized
appreciation             $  24,522     $  22,542,335      $   5,928,969
                         ----------    --------------     --------------

Information on mortgage dollar roll transactions that are other than normal settlement is as follows.

                                       CIUSGF               CFSF
Maximum outstanding
during the period                  $ 265,193,867       $ 433,838,751
Average amount outstanding
during the period                  $  39,861,333       $  84,493,147
Amount outstanding
at August 31, 1997                 $ 116,579,531       $ 126,738,281

FINANCIAL HIGHLIGHTS CFSF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                           Period Ended August 31(a)                      Year Ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997                                        1996
                                                 Class A            Class B           Class C(b)         Class A        Class B
                                                 -------            -------           ----------         -------        -------
Net asset value -- Beginning of period           $ 10.530           $ 10.530          $ 10.710           $ 10.830       $ 10.830
                                                 ----------------   ---------------   ---------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.580              0.515             0.058              0.696          0.617
Net realized and unrealized gain (loss)            (0.038)            (0.038)           (0.198)            (0.300)        (0.300)
                                                 ----------------   ---------------   ---------------    ------------   ------------
Total from Investment Operations                    0.542              0.477            (0.140)             0.396          0.317
                                                 ----------------   ---------------   ---------------    ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.552)            (0.487)           (0.050)            (0.684)        (0.606)
                                                 ----------------   ---------------   ---------------    ------------   ------------
From net realized gain                                 --                 --                --                 --             --
From capital paid in                                   --                 --                --             (0.012)        (0.011)
Total Distributions Declared to Shareholders       (0.552)            (0.487)           (0.050)            (0.696)        (0.617)
                                                 ----------------   ---------------   ---------------    ------------   ------------
Net asset value--End of period                   $ 10.520           $ 10.520          $ 10.520           $ 10.530       $ 10.530
                                                 ----------------   ---------------   ---------------    ------------   ------------
Total return (e)                                     5.31%(f)           4.66%(f)         (1.31%)(f)          3.88%          3.11%
                                                 ================   ===============   ===============    ============   ============
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.19%(g)(h)       1.94%(g)(h)       1.82%(g)(h)        1.18%(h)       1.93%(h)
                                                 ----------------   ---------------   ----------------   ------------   ------------
Net investment income                                 6.71%(g)(h)       5.96%(g)(h)       6.55%(g)(h)        6.62%(h)       5.87%(h)
                                                 ----------------   ---------------   ----------------   ------------   ------------
Portfolio turnover                                      79%(f)            79%(f)            79%(f)            125%           125%
                                                 ----------------   ---------------   ----------------   ------------   ------------
Net assets at end of period (in millions)         $    888          $     64                   (i)       $  1,026       $     73
                                                 ----------------   ---------------   ----------------   ------------   ------------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Because of differences between book and tax basis accounting, approximately $0.247 and $0.095, respectively, were a return of capital for federal income tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g)  Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(i)  Rounds to less than one million

State Tax Information for the Period Ended August 31, 1997 (unaudited):

An average of 31% of the Fund's period investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 49% of the Fund's distributions (38% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.


NOTES TO FINANCIAL STATEMENTS CONT.

August 31, 1997

The average amount outstanding during the period was calculated by summing the borrowings at the end of each day and dividing the sum by the number of days in the period ended August 31, 1997.

CAPITAL LOSS CARRYFORWARDS: At August 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                           Year of             Capital loss
                          expiration           carryforward
===============================================================
CSDUSGF                     2003               $     78,000
                            2004                     38,000
                                               ----------------
                                               $    116,000
                                               ----------------

                           Year of             Capital loss
                          expiration           carryforward
===============================================================
CIUSGF                      1998               $    706,000
                            1999                  2,970,000
                            2000                  5,878,000
                            2001                 29,729,000
                            2002                  7,249,000
                            2003                 67,291,000
                            2004                 32,580,000
                            2005                 18,973,000
                                               ----------------
                                               $165,376,000
                                               ----------------

Of the CIUSGF loss carryforwards expiring in 1998, 1999, 2000, 2001, and 2002, $130,000, $1,184,000, none, none, and none, respectively, were acquired in the merger with VIP Federal Securities Fund and none, $938,000, $5,252,000, $25,355,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability for use in offsetting any future realized gains may be limited in a given year.

                           Year of             Capital loss
                          expiration           carryforward
===============================================================
CFSF                        1998               $ 22,515,000
                            1999                 36,282,000
                            2000                    595,000
                            2002                 84,302,000
                            2004                 21,929,000
                                               ----------------
                                               $165,623,000
                                               ----------------

FINANCIAL HIGHLIGHTS CONT. CFSF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            Year Ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                    1995                 1994                  1993                 1992
                                             Class A   Class B   Class A     Class B    Class A   Class B   Class A      Class B(c)
                                             -------   -------   -------     -------    -------   -------   -------      ----------
Net asset value -- Beginning of period       $ 9.950   $ 9.950   $11.460     $11.460    $10.750   $10.750   $10.800      $10.730
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.710     0.633     0.821       0.741      0.819     0.737     0.796        0.286
Net realized and unrealized gain (loss)        0.907     0.907    (1.560)     (1.560)     0.739     0.739     0.157        0.095
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Total from Investment Operations               1.617     1.540    (0.739)     (0.819)     1.558     1.476     0.953        0.381
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                    (0.709)   (0.632)   (0.771)     (0.691)    (0.781)    0.706)   (0.796)      (0.286)
From net realized gain                        (0.028)   (0.028        --          --     (0.067)    0.060)       --           --
From capital paid in                              --        --        --          --         --        --    (0.207)(d)   (0.075)d)
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Total Distributions Declared to Shareholders  (0.737)   (0.660)   (0.771)     (0.691)    (0.848)    0.766)   (1.003)      (0.361)
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Net asset value--End of period               $10.830   $10.830   $  9.950    $ 9.950    $11.460   $11.460   $10.750      $10.750
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Total return (e)                               16.82%    15.96%     (6.57%)    (7.28%)    14.94%    14.11%     9.15%        3.47%(f)
                                             ========  ========  ==========  =========  ========  ========  ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.17%     1.92%      1.16%      1.91%      1.17%     1.92%     1.24%        1.99%(g)
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Net investment income                           7.04%     6.29%      7.80%      7.05%      7.37%     6.62%     7.36%        6.61%(g)
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Portfolio turnover                               171%      171%       121%       121%       252%      252%       18%           18%
                                             --------  --------  ----------  ---------  --------  --------  --------     --------
Net assets at end of period (in millions)    $ 1,201   $    79   $  1,278     $     70   $ 1,736   $    68   $ 1,809     $     28
                                             --------  --------  ----------  ---------  --------  --------  --------     --------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Because of differences between book and tax basis accounting, approximately $0.247 and $0.095, respectively, were a return of capital for federal income tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g)  Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(i)  Rounds to less than one million

State Tax Information for the Period Ended August 31, 1997 (unaudited):

An average of 31% of the Fund's period investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 49% of the Fund's distributions (38% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.


NOTES CONT.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: CIUSGF and CFSF may purchase or sell futures contracts and purchase and write options on futures and securities. The Funds will use these instruments to hedge against the effects of changes in the value of the portfolio securities due to anticipated changes in interest rates and/or market conditions and not for trading purposes. CIUSGF may also invest in these instruments for duration management. The use of futures contracts and options involves certain risks which include (1) the imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin or option premium recorded in the Funds' Statement of Assets and Liabilities at any given time.

NOTE 4:  LINE OF CREDIT

CSDUSGF may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF COLONIAL SHORT DURATION U.S. GOVERNMENT FUND AND COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND AND THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF COLONIAL FEDERAL SECURITIES FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, of changes in net assets and of cash flows (for Colonial Federal Securities Fund) and the financial highlights present fairly, in all material respects, the financial position of Colonial Short Duration U.S. Government Fund (formerly Colonial Adjustable Rate U.S. Government Fund), Colonial Intermediate U.S. Government Fund (formerly Colonial U.S. Government Fund) (each a series of Colonial Trust
II) and Colonial Federal Securities Fund (a series of Colonial Trust III) at August 31, 1997, the results of their operations, the changes in their net assets, the cash flows for Colonial Federal Securities Fund and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
October 13, 1997

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                                                                              25

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

Trustees & Transfer Agent

--------------------------------------------------------------------------------
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and
Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


--------------------------------------------------------------------------------
IMPORTANT FUND INFORMATION
The Transfer Agent for Colonial Short Duration U.S. Government Fund,
Colonial Intermediate U.S. Government Fund, and Colonial Federal Securities
Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address.
If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund, and Colonial Federal Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds.

A SELECT GROUP OF INVESTMENT MANAGERS

Colonial Management Associates, Inc. is one of a select group of investment managers that also includes Newport Fund Management, Inc. and Stein Roe & Farnham, Inc. Each of these managers offers mutual funds through Liberty Financial Investments, Inc. that adhere to a consistent investment management style -- and are dedicated to that style -- helping to complement other investments in your portfolio. Each is part of the Liberty Financial Companies (NYSE: L), a diversified asset management company with more than $50 billion in assets under management for more than 1.5 million investors.

[graphic omitted]

     DISCIPLINED MANAGEMENT STYLES

                                                             INTERNATIONAL
                                           GROWTH STOCKS
                               VALUE STOCKS
                  TAXABLE BONDS
     TAX-FREE BONDS

                         COLONIAL             STEIN ROE        NEWPORT
                           FUNDS            ADVISOR FUNDS       FUNDS



Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different investment managers into a well-balanced program tailored to your goals.


COLONIAL GOVERNMENT FUNDS       ANNUAL REPORT, AUGUST 31, 1997


[logo] LIBERTY FINANCIAL INVESTMENTS, INC. [Copyright]1997     -----------------
       Distributor for Colonial Funds, Stein Roe Advisor           BULK RATE
          Funds and Newport Funds                                U.S. POSTAGE
       One Financial Center, Boston, MA 02111-2621                 PAID
                                                                N. READING, MA
                                                                PERMIT NO. 105
                                                               -----------------



                                                         GF-02/050E-0897 (10/97)